Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

(a)
Payment of First Instalments for the Construction of Hulls: On January 30, 2024, the Company paid an aggregate amount of $19,454, representing the first installments for hulls H1596 and H1597, according to the terms of the shipbuilding contracts (Notes 5 and 8).

(b)
Dividend Payment to the Series B and Series C Preferred Stockholders: On March 15, 2024, the Company paid cash dividends to its Series B and Series C preferred stockholders amounting to $13 (or $0.25 per share) and $446 (or $0.3125 per share), respectively, according to the terms of each preferred stock, out of which $411 were paid to Mango (Note 4).

(c)	Legal Update: On January 29, 2024, the Company filed motions to dismiss the Sphinx lawsuit. Briefing on that motion is currently scheduled to conclude on April 4, 2024 (Note 8).